Exhibit 10.18

Executed Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 11, 2013 (this “Amendment”), is among KELLY SERVICES, INC., a Delaware corporation (the “Company”), the Subsidiary Guarantors set forth on the signature pages hereof, the lenders set forth on the signature pages hereof (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. a national banking association, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.       The Borrower, the Subsidiary Guarantors, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement, dated as of March 31, 2011 (as now and hereafter amended, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

B.        The Borrower desires to amend the Credit Agreement and the Agent and the Lenders party to this Amendment are willing to do so strictly in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.

AMENDMENTS

Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

1.1           The Credit Agreement and related exhibits and schedules are hereby amended in their entirety to read in the form attached as Annex A.

1.2          Schedule 1.1(d) on Annex A includes the addition of three Subsidiaries which are currently Subsidiary Guarantors under the Credit Agreement, specifically: KHCS, Inc., Kelly Staff Leasing, Inc. and Kelly Services CIS, Inc. (the “New Inactive Subsidiaries”). From and after the Effective Date, the New Inactive Subsidiaries will no longer be Subsidiary Guarantors so long as each of them, respectively, continue to satisfy the definition of “Inactive Subsidiary” in Article I of the Credit Agreement.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Subsidiary Guarantors represent and warrant to the Agent and the Lenders that:

2.1          The execution, delivery and performance of this Amendment by it (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or its charter, by-laws or other organizational documents or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or its assets, or give rise to a right thereunder to require any payment to be made by it, and (d) will not result in the creation or imposition of any Lien on any of its asset.

2.2          After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.3           No Default exists or has occurred and is continuing on the date hereof.

2.4          The Borrower represents and warrants that each of the New Inactive Subsidiaries qualifies as an “Inactive Subsidiary” pursuant to the definition of “Inactive Subsidiary” set forth in Article I of the Credit Agreement.

ARTICLE 3.

CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective upon the first date (the “Effective Date”) on which each of the following conditions to effectiveness have been satisfied:

3.1          This Amendment shall be signed by the Borrower, the Subsidiary Guarantors, the Agent and the Lenders and delivered to the Agent.

3.2          Receipt by the Agent and the Lenders of all fees and expenses required to be paid on or before the date of this Amendment.

3.3          ING Bank N.V., Dublin Branch, the Borrowers and the Agent shall have executed and delivered a Lender Addition and Acknowledgement Agreement, in form and substance satisfactory to the Agent.

3.4          The Agent (or its counsel) shall have received such additional documentation, including but not limited to opinions of counsel, officer’s certificates, resolutions, good standing certificates and incumbency certificates each in form and substance reasonably acceptable to the Agent and, where applicable, duly executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor.

ARTICLE 4.

MISCELLANEOUS.

4.1         This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

4.2        References in the Credit Agreement or in any note, certificate, instrument or other document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

4.3         The Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

4.4         The Borrower and each of the Subsidiary Guarantors acknowledge and agree that the Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The Borrower and each of the Subsidiary Guarantors represent and warrant that it is not aware of any claims or causes of action against the Agent or any Lender, any participant lender or any of their successors or assigns.

4.5         Except as expressly amended hereby, the Borrower and each of the Subsidiary Guarantors agree that the Credit Agreement and all other documents and agreements executed by it in connection with the Credit Agreement in favor of the Agent or any Lender are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

4.6         This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

KELLY SERVICES, INC.

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KELLY PROPERTIES, LLC

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KELLY RECEIVABLES SERVICES, LLC

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KELLY SERVICES (IRELAND), LTD.

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KELLY SERVICES OF DENMARK, INC.

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KELLY SERVICES (AUSTRALIA), LTD.

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KELLY SERVICES (NEW ZEALAND), LTD.

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

KSI ACQUISITION CORPORATION

By:	/s/ Joel Starr

Print Name: Joel Starr

Title:	VP and Treasurer

JPMORGAN CHASE BANK, N.A., as Agent, as Swing Line Lender, as the LC Issuer and as a Lender

By:	/s/ Suzanne Ergastolo

Print Name: Suzanne Ergastolo

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Richard C. Hampson

Print Name: Richard C. Hampson

Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey S. Johnson

Print Name: Jeffrey S. Johnson

Title:	Vice President

COMERICA BANK

By:	/s/ Jessica Migliore

Print Name: Jessica Migliore

Title:	Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Cheryl B. Holm

Print Name: Cheryl B. Holm

Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Thomas Sterr

Print Name: Thomas Sterr

Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ E. Teti

Print Name: E. Teti

Title:	Senior Commercial Account Manager,
Commercial Financial Services

BANK OF AMERICA, N.A.

By:	/s/ Dustin Vincent

Print Name: Dustin Vincent

Title:	Managing Director

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Fabienne Lelievre

Print Name: Fabienne Lelievre

Title:	Director

By:	/s/ Elaine Tung

Print Name: Elaine Tung

Title:	Director

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Shaun Hawley

Print Name: Shaun Hawley

Title:	Vice President

By:	/s/ Aidan Neill

Print Name: Aidan Neill

Title:	Director